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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: (Date of earliest event reported): September 20, 2001

CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	1-12557	93-0136592
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 N.E. 201st Avenue
Fairview, Oregon 97024-9718
(Address of principal executive offices) (Zip Code)

(503) 669-6300
(Registrant's telephone number, including area code)

September 20, 2001
CASCADE CORP (CAE)
Form 8-K

Item 5. Other Events.

    On September 17, 2001, the Registrant's Board of Directors authorized management to purchase up to 600,000 common shares over the next 12 months.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cascade Corporation

By:	/s/ JOSEPH G. POINTER Joseph G. Pointer Secretary

Dated: September 20, 2001

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  Item 5. Other Events.
SIGNATURES